UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2006

MONUMENTAL MARKETING, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State of Incorporation)

000-28769
(Commission File Number)

86-0970146
(I.R.S. Employer Identification Number)

7 Abba Hillel Street, Beit Silver, 15th Floor, Ramat-Gan, 52522, Israel
(Address of principal executive offices, including zip code)

972-3-575-1296
(Registrant's telephone Number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 27, 2006, we entered into a consulting agreement with Casprey Capital Corp., whereby Casprey Capital Corp. will provide us with consulting services as to strategy, corporate planning and financial resources. The consulting agreement, dated for reference June 15, 2006, commences on June 27, 2006 and unless sooner terminated, will expire on June 14, 2007. The agreement with Casprey Capital Corp. is attached as Exhibit 10.1 to this Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities

On June 27, 2006, pursuant to a consulting agreement, we issued an aggregate of 2,300,000 common shares to Casprey Capital Corp. We issued the securities to one US entity relying on Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

10.1 Consulting Services Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONUMENTAL MARKETING, INC.

Per: /s/ Haim Karo

Haim Karo
President
Dated: June 28, 2006